114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Second Quarter 2026 Earnings Results Presentation July 14, 2026 Exhibit 99.2

1 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade ■ Record net revenues and diluted EPS1; 2nd highest net earnings ■ Record net revenues in GBM, including record Equities (record intermediation and financing), record Debt underwriting and record FICC financing ■ #1 in announced and completed M&A, equity & equity-related offerings and leveraged lending; #2 in high- yield debt3 ■ Record Management and other fees ■ Record AUS4 of $4.04 trillion; 34th consecutive quarter of long-term fee-based net inflows; record third-party alternatives fundraising ■ Increased quarterly dividend by 11% to $5.00 per common share in 3Q26 Results Snapshot Quarterly Highlights Net Revenues $ in millions 2Q26 $20,338 2Q26 YTD $37,565 Net Earnings $ in millions 2Q26 $6,628 2Q26 YTD $12,258 Annualized ROE2 2Q26 23.5% 2Q26 YTD 21.7% Annualized ROTE2 2Q26 25.5% 2Q26 YTD 23.4% Book Value Per Share 2Q26 $367.67 YTD Growth 2.8% EPS1 2Q26 $20.98 2Q26 YTD $38.51 “Our record performance this quarter reflects the strength of our global franchise, the depth of our relationships, and our ability to harness the power of One Goldman Sachs. Momentum has accelerated throughout our businesses. Clients are turning to us to lead their most strategic and consequential transactions, which are often the genesis of activity across the franchise. We are relentlessly driving our long- term growth strategy across Global Banking & Markets and Asset & Wealth Management, and given what we see in our pipelines, we expect this flywheel of activity to continue." ____________________ David Solomon Chairman and Chief Executive Officer

2 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade $20,338 $17,227 $14,583 $4,597 $4,078 $3,831 $15,520 $12,738 $10,133 Global Banking & Markets Asset & Wealth Management Platform Solutions 2Q26 1Q26 2Q25 Financial Overview Financial Results Financial Overview Highlights ■ 2Q26 results included EPS1 of $20.98 and ROE of 23.5% ‐ Net revenues were a record and significantly higher YoY, primarily reflecting significantly higher net revenues in Global Banking & Markets ‐ Provision for credit losses of $102 million primarily reflected impairments related to wholesale loans ‐ Operating expenses were significantly higher YoY, primarily reflecting significantly higher compensation and benefits expenses (reflecting improved operating performance) and transaction based expenses $ in millions except per share amounts 2Q26 vs. 1Q26 vs. 2Q25 2Q26 YTD vs. 2Q25 YTD Global Banking & Markets $ 15,520 22% 53% $ 28,258 35% Asset & Wealth Management 4,597 13% 20% 8,675 15% Platform Solutions 221 (46)% (64)% 632 (49)% Net revenues 20,338 18% 39% 37,565 27% Provision for credit losses 102 (68)% (73)% 417 (38)% Operating expenses 11,673 12% 26% 22,099 20% Pre-tax earnings $ 8,563 32% 73% $ 15,049 42% Net earnings $ 6,628 18% 78% $ 12,258 45% Net earnings to common $ 6,399 18% 84% $ 11,802 46% Diluted EPS1 $ 20.98 20% 92% $ 38.51 54% ROE2 23.5% 3.7pp 10.7pp 21.7% 6.9pp ROTE2 25.5% 4.2pp 11.9pp 23.4% 7.6pp Efficiency Ratio4 57.4% (3.1)pp (6.0)pp 58.8% (3.2)pp Net Revenues by Segment ($ in millions) $221 $411 $619

3 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Global Banking & Markets Financial Results Global Banking & Markets Highlights ■ 2Q26 net revenues were a record and significantly higher YoY ‐ Investment banking fees reflected significantly higher net revenues in Equity underwriting and in Debt underwriting and higher net revenues in Advisory ‐ FICC reflected significantly higher net revenues in intermediation and higher net revenues in financing ‐ Equities reflected significantly higher net revenues in intermediation and in financing ■ Investment banking fees backlog4 increased QoQ, driven by an increase in Advisory, partially offset by a significant decrease in Debt underwriting ■ 2Q26 select data4: ‐ Total assets of $1.88 trillion ‐ Loan balance of $188 billion ‐ Net interest income of $2.62 billion $ in millions 2Q26 vs. 1Q26 vs. 2Q25 2Q26 YTD vs. 2Q25 YTD Investment banking fees $ 3,395 20% 55% $ 6,235 52% FICC 4,592 14% 32% 8,603 9% Equities 7,416 39% 72% 12,742 50% Other 117 (79)% (24)% 678 92% Net revenues 15,520 22% 53% 28,258 35% Provision for credit losses 75 (70)% (57)% 323 35% Operating expenses 7,946 13% 35% 14,955 27% Pre-tax earnings $ 7,499 37% 84% $ 12,980 47% Net earnings $ 5,815 22% 90% $ 10,573 50% Net earnings to common $ 5,629 23% 97% $ 10,203 52% Average common equity $ 81,817 — 3% $ 81,785 3% Return on average common equity 27.5% 5.2pp 13.1pp 25.0% 8.1pp Global Banking & Markets Net Revenues ($ in millions) $15,520 $12,738 $10,133 $7,416 $5,326 $4,301 $4,592 $4,011 $3,487 $3,395 $2,840 $2,191 Investment banking fees FICC Equities Other 2Q26 1Q26 2Q25 $117 $561 $154

4 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Global Banking & Markets – Net Revenues Net Revenues Global Banking & Markets Net Revenues Highlights ■ 2Q26 Investment banking fees were significantly higher YoY ‐ Advisory reflected an increase in industry-wide completed mergers and acquisitions volumes ‐ Equity underwriting primarily reflected significantly higher net revenues from secondary and initial public offerings ‐ Record Debt underwriting primarily reflected significantly higher net revenues from leveraged finance and asset-backed activity ■ 2Q26 FICC net revenues were significantly higher YoY ‐ FICC intermediation reflected significantly higher net revenues in interest rate products and in commodities, higher net revenues in mortgages and slightly higher net revenues in currencies, partially offset by lower net revenues in credit products ‐ Record FICC financing included higher net revenues in mortgages and structured lending ■ 2Q26 Equities net revenues were a record and significantly higher YoY ‐ Record Equities intermediation reflected significantly higher net revenues in derivatives and in cash products ‐ Record Equities financing primarily reflected significantly higher net revenues in prime financing ■ 2Q26 Other net revenues were lower YoY, reflecting lower net revenues in relationship lending, partially offset by higher net revenues in transaction banking $ in millions 2Q26 vs. 1Q26 vs. 2Q25 2Q26 YTD vs. 2Q25 YTD Advisory $ 1,378 (8)% 17% $ 2,872 46% Equity underwriting 985 84% 130% 1,520 90% Debt underwriting 1,032 27% 75% 1,843 37% Investment banking fees 3,395 20% 55% 6,235 52% FICC intermediation 3,376 14% 39% 6,325 9% FICC financing 1,216 15% 14% 2,278 8% FICC 4,592 14% 32% 8,603 9% Equities intermediation 4,157 53% 60% 6,875 34% Equities financing 3,259 25% 91% 5,867 75% Equities 7,416 39% 72% 12,742 50% Other 117 (79)% (24)% 678 92% Net revenues $ 15,520 22% 53% $ 28,258 35%

5 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Asset & Wealth Management Financial Results Asset & Wealth Management Highlights ■ 2Q26 net revenues were significantly higher YoY ‐ Record Management and other fees primarily reflected the impact of higher average AUS ‐ Investments primarily reflected significantly higher net gains from investments in private equities ‐ Private banking and lending net revenues were lower, reflecting the impact of lower net interest margin related to Marcus deposits, partially offset by higher average Marcus and private bank deposit balances ■ 2Q26 YTD pre-tax margin of 24% ■ 2Q26 select data4: ‐ Management and other fees: Asset management $1.43 billion; Wealth management $1.92 billion ‐ Total Wealth management client assets of ~$2.0 trillion ‐ Total assets of $216 billion ‐ Loan balance of $53 billion, of which $48 billion related to Private banking and lending ‐ Net interest income of $662 million ‐ $ in millions 2Q26 vs. 1Q26 vs. 2Q25 2Q26 YTD vs. 2Q25 YTD Management and other fees $ 3,355 9% 20% $ 6,432 17% Incentive fees 112 (39)% 9% 295 27% Private banking and lending 689 8% (13)% 1,327 (12)% Investments 441 145% 222% 621 112% Net revenues 4,597 13% 20% 8,675 15% Provision for credit losses 27 (59)% N.M. 93 N.M. Operating expenses 3,458 12% 15% 6,540 11% Pre-tax earnings $ 1,112 20% 22% $ 2,042 17% Net earnings $ 856 6% 24% $ 1,663 19% Net earnings to common $ 820 6% 26% $ 1,590 20% Average common equity $ 23,822 3% (3)% $ 23,592 (4)% Return on average common equity 13.8% 0.4pp 3.3pp 13.5% 2.8pp Asset & Wealth Management Net Revenues ($ in millions) $4,597 $4,078 $3,831 $689 $638 $789 $3,355 $3,077 $2,802 Management and other fees Incentive fees Private banking and lending Investments 2Q26 1Q26 2Q25 $441 $180 $137 $112 $183 $103

6 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade ■ During the quarter, AUS increased $391 billion to a record $4.04 trillion ‐ Net inflows across asset classes, primarily driven by liquidity products and equity assets ‐ Net market appreciation primarily in equity assets ■ Total long-term AUS net inflows of $91 billion5 during the quarter, of which: ‐ $56 billion of net inflows in Third-party distributed client channel ‐ $19 billion of net inflows in Wealth management client channel ‐ $16 billion of net inflows in Institutional client channel Long-Term AUS by Client Channel4 AUS Highlights4 Asset & Wealth Management – Assets Under Supervision AUS Rollforward4 AUS by Asset Class4 2Q26 AUS by Region and Vehicle4 Americas EMEA Asia Region 73% 20% 7% $ in billions 2Q26 1Q26 2Q25 Alternative investments $ 459 $ 429 $ 371 Equity 1,123 954 857 Fixed income 1,394 1,341 1,237 Total long-term AUS 2,976 2,724 2,465 Liquidity products 1,065 926 828 Total AUS $ 4,041 $ 3,650 $ 3,293 $ in billions 2Q26 1Q26 2Q25 Institutional $ 1,252 $ 1,198 $ 1,110 Wealth management 1,041 950 862 Third-party distributed 683 576 493 Total long-term AUS $ 2,976 $ 2,724 $ 2,465 $ in billions 2Q26 1Q26 2Q25 Beginning balance $ 3,650 $ 3,606 $ 3,173 Long-term AUS net inflows / (outflows)5 91 62 17 Liquidity products net inflows / (outflows) 139 25 (12) Total AUS net inflows / (outflows) 230 87 5 Net market appreciation / (depreciation) 161 (43) 115 Total AUS $ 4,041 $ 3,650 $ 3,293 Separate accounts Public funds Private funds and other Vehicle 53% 29% 18%

7 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Asset & Wealth Management - Alternative Investments Alternative Investments Highlights4On-Balance Sheet Alternative Investments4 ■ 2Q26 Management and other fees from alternative investments were $725 million, up 22% compared with 2Q25 ■ During the quarter, alternative investments AUS increased $30 billion to $459 billion ■ 2Q26 gross third-party alternatives fundraising across strategies was a record $59 billion ($523 billion raised since 2019) 2Q26 $ in billions Average AUS Effective Fees (bps) Corporate equity $ 131 90 Credit 79 78 Real estate 26 64 Hedge funds and other 72 65 Funds and discretionary accounts 308 78 Corporate equity 40 18 Credit 27 18 Real estate 18 8 Hedge funds and other 52 18 Advisory and OCIO accounts 137 17 Total alternative investments AUS $ 445 58 Alternatives Fundraising4 ($ in billions)Alternative Investments AUS and Effective Fees4 $59 $9 $3 $31 $16 Corporate equity Credit Real estate Hedge funds and other 2Q26 $ in billions 2Q26 Loans $ 5.4 Debt securities 7.3 Equity securities 11.4 Other 1.8 Total on-balance sheet alternative investments $ 25.9

8 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Platform Solutions Financial Results Platform Solutions Highlights ■ 2Q26 net revenues were significantly lower YoY, primarily reflecting net markdowns recognized in net revenues related to the Apple Card loan portfolio, which was transferred to held for sale in 4Q25 ■ 2Q26 select data4: ‐ Total assets of $30 billion ‐ Loan balance of $20 billion ‐ Net interest income of $675 million $ in millions 2Q26 vs. 1Q26 vs. 2Q25 2Q26 YTD vs. 2Q25 YTD Net revenues $ 221 (46)% (64)% $ 632 (49)% Provision for credit losses — (100) % (100) % 1 (100)% Operating expenses 269 (20)% (21)% 604 (12)% Pre-tax earnings / (loss) $ (48) N.M. (66)% $ 27 (10)% Net earnings / (loss) $ (43) N.M. (65)% $ 22 (8)% Net earnings / (loss) to common $ (50) N.M. (43)% $ 9 (10)% Average common equity $ 3,425 (8)% (23)% $ 3,593 (20)% Return on average common equity (5.8)% (12.1)pp (2.6)pp 0.5% 0.1pp Platform Solutions Net Revenues ($ in millions) $221 $411 $619 2Q26 1Q26 2Q25

9 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade $261 $253 $217 $20 $19 $18 $53 $51 $50 $188 $183 $149 Global Banking & Markets Asset & Wealth Management Platform Solutions 2Q26 1Q26 2Q25 Loans and Net Interest Income Loans and Net Interest Income Highlights4 Loans by Segment4 ($ in billions) $ in billions 2Q26 1Q26 2Q25 Corporate $ 35 $ 38 $ 33 Commercial real estate 40 39 33 Residential real estate 36 33 29 Securities-based 19 18 18 Other collateralized 109 105 86 Credit cards 20 19 21 Other 4 3 2 Allowance for loan losses (2) (2) (5) Total loans $ 261 $ 253 $ 217 ■ 2Q26 loans increased QoQ ‐ Gross loans by type: $234 billion - amortized cost, $5 billion - fair value, $24 billion - held for sale ‐ Average loans of $261 billion ‐ Total allowance for loan losses and losses on lending commitments was $2.96 billion ($2.19 billion for funded loans) ■ Net charge-offs for 2Q26 of $185 million for an annualized net charge-off rate of 0.3% ■ Net interest income for 2Q26 was $3.95 billion, 27% higher YoY, reflecting an increase in interest-earning assets and a decrease in funding costs ‐ 2Q26 average interest-earning assets of $1.98 trillion Loans by Type4 Metrics 0.9% ALLL to total gross loans, at amortized cost as of 2Q26 ALLL to Gross Loans Gross Secured Loans ~85% of total gross loans are secured as of 2Q26

10 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Expenses Financial Results Expense Highlights ■ 2Q26 total operating expenses were significantly higher YoY ‐ Compensation and benefits expenses were significantly higher, reflecting improved operating performance ‐ Non-compensation expenses were significantly higher, primarily reflecting significantly higher transaction based expenses ■ 2Q26 YTD effective tax rate was 18.5%, up from 13.2% for 1Q26, primarily due to a decrease in the impact of tax benefits on the settlement of employee share-based awards, partially offset by an increase in other permanent tax benefits, for 2Q26 YTD compared with 1Q26 $ in millions 2Q26 vs. 1Q26 vs. 2Q25 2Q26 YTD vs. 2Q25 YTD Compensation and benefits $ 6,104 13% 30% $ 11,516 20% Transaction based 3,052 21% 56% 5,567 46% Market development 198 6% 19% 384 19% Communications and technology 635 9% 20% 1,218 18% Depreciation and amortization 509 3% (18)% 1,004 (11)% Occupancy 244 (4)% 4% 498 7% Professional fees 372 (2)% (15)% 751 (13)% Other expenses 559 (7)% (9)% 1,161 (2)% Total operating expenses $ 11,673 12% 26% $ 22,099 20% Provision for taxes $ 1,935 126% 57% $ 2,791 30% Effective tax rate 18.5% (1.7)pp 58.8% 62.0% 2Q26 YTD 2Q25 YTD Efficiency Ratio4

11 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Capital and Balance Sheet Capital and Balance Sheet Highlights4Capital4 ■ Both Standardized and Advanced CET1 capital ratios increased QoQ, reflecting a decrease in market and credit RWAs ■ SLR decreased QoQ, reflecting an increase in on- and off-balance sheet exposure and a decrease in Tier 1 capital ■ Returned $5.36 billion of capital to common shareholders during the quarter ‐ 4.1 million common shares repurchased for a total cost of $4.00 billion ‐ $1.36 billion of common stock dividends ■ Increased the quarterly dividend to $5.00 per common share in 3Q26, up 11% QoQ and 25% YoY ■ Deposits of $558 billion consisted of consumer $228 billion, private bank $101 billion, transaction banking $83 billion, brokered CDs $52 billion, deposit sweep programs $42 billion and other $52 billion ■ Book value per common share increased 1.8% QoQ $ in billions 2Q26 1Q26 4Q25 Total assets $ 2,128 $ 2,060 $ 1,809 Deposits $ 558 $ 561 $ 501 Unsecured long-term borrowings $ 348 $ 315 $ 285 Shareholders' equity $ 123 $ 123 $ 125 Average GCLA $ 555 $ 494 $ 479 Book Value Selected Balance Sheet Data4 2Q26 1Q26 4Q25 Standardized CET1 capital ratio 12.9% 12.5% 14.3% Advanced CET1 capital ratio 13.7% 13.3% 15.1% Supplementary leverage ratio (SLR) 4.3% 4.7% 5.2% in millions, except per share amounts 2Q26 1Q26 4Q25 Basic shares4 298.4 302.0 307.1 Book value per common share $ 367.67 $ 361.19 $ 357.60 Tangible book value per common share2 $ 336.61 $ 336.28 $ 335.49

12 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity in these forward-looking statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2025. Information regarding the firm’s assets under supervision, total alternative assets, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) forward catalysts, estimated GDP growth or contraction, interest rate and inflation trends and volatility, (ii) the timing, profitability, benefits and other prospective aspects of business initiatives (including via acquisitions and partnerships) and the achievability of targets and goals, (iii) the firm’s expense savings, productivity (including the opportunities presented by artificial intelligence (AI)) and strategic location initiatives, (iv) the future state of the firm’s liquidity and regulatory capital ratios (including the firm’s stress capital buffer (SCB) requirement and G-SIB buffer, and the potential impact of changes to U.S. regulatory capital rules), (v) the firm’s prospective capital distributions (including dividends and repurchases), (vi) the firm’s future effective income tax rate, (vii) the firm’s Investment banking fees backlog and future results, (viii) the firm’s planned benchmark debt issuances, and (ix) the firm's ability to transition the Apple Card program, and the timing of that transaction, are forward-looking statements. Statements regarding forward catalysts are subject to the risk that the actual operating environment may differ, possibly materially, due to, among other things, changes or the absence of changes in general economic and market conditions, CEO confidence, sponsor activity, productivity gains, and the regulatory backdrop. Statements regarding estimated GDP growth or contraction, interest rate and inflation trends and volatility are subject to the risk that actual GDP growth or contraction, interest rate and inflation trends and volatility may differ, possibly materially, due to, among other things, changes in general economic conditions and monetary, fiscal and trade policy, including tariffs, as well as the effects of the outbreak or escalation of wars or other conflicts. Statements about the timing, profitability, benefits and other prospective aspects of business (including via acquisitions and partnerships), expense savings and productivity initiatives (including the opportunities presented by AI) and the achievability of targets and goals are based on the firm’s current expectations regarding the firm’s ability to effectively implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios (including the firm’s SCB requirement and G-SIB buffer), as well as its prospective capital distributions (including dividends and repurchases), are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected, including due to, among other things, the results of supervisory stress tests and the finalization of outstanding regulatory capital rule proposals, which may not be what the firm expects. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the tax rates applicable to the firm, the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from tax authorities. Statements about the firm’s Investment banking fees backlog and future advisory and capital market results are subject to the risk that advisory and capital market activity may not increase as the firm expects or that transactions may be modified or may not be completed at all, and related net revenues may not be realized or may be materially less than expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, changes in international trade policies, including the potential for new or increased tariffs, the continuation or worsening of the conflict in the Middle East, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. Statements regarding the firm’s planned benchmark debt issuances are subject to the risk that actual issuances may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding needs. Statements about the process to transition the Apple Card program are subject to the risk that the transaction may not close on the anticipated timeline or at all, including due to a failure to satisfy applicable closing conditions. Cautionary Note Regarding Forward-Looking Statements

13 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade 1. Diluted EPS includes the dilutive effect of instruments that are convertible into common shares and other share-based arrangements. 2. Annualized return on average common shareholders’ equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders’ equity. Annualized return on average tangible common shareholders’ equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders’ equity. Tangible common shareholders’ equity is calculated as total shareholders’ equity less preferred stock, goodwill and identifiable intangible assets. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders’ equity by basic shares. Management believes that tangible common shareholders’ equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders’ equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table below presents a reconciliation of average and ending common shareholders’ equity to average and ending tangible common shareholders’ equity: 3. Dealogic – January 1, 2026 through June 30, 2026. 4. For information about the following items, see the referenced sections in Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the firm’s Quarterly Report on Form 10-Q for the period ended March 31, 2026: (i) Investment banking fees backlog – see “Results of Operations – Global Banking & Markets,” (ii) assets under supervision (AUS), Wealth management client assets and alternative assets – see “Results of Operations – Asset & Wealth Management,” (iii) efficiency ratio – see “Results of Operations – Operating Expenses,” (iv) basic shares – see “Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics,” (v) share repurchase program – see “Capital Management and Regulatory Capital – Capital Management” and (vi) global core liquid assets (GCLA) – see “Risk Management – Liquidity Risk Management." For information about the following items, see the referenced sections in Part I, Item 1 “Financial Statements (Unaudited)” in the firm’s Quarterly Report on Form 10-Q for the period ended March 31, 2026: (i) interest-earning assets – see “Statistical Disclosures – Distribution of Assets, Liabilities and Shareholders’ Equity” and (ii) risk-based capital ratios and the supplementary leverage ratio – see Note 20 “Regulation and Capital Adequacy." Represents a preliminary estimate for the second quarter of 2026 for the firm's assets under supervision, Wealth management client assets, alternative assets, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets. These may be revised in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2026. 5. Includes $31 billion of inflows in long-term assets under supervision (in equity assets) in connection with the acquisition of Innovator Capital Management, partially offset by $15 billion of outflows in long-term assets under supervision (in fixed income and equity assets) in connection with the disposition of Goldman Sachs TFI, for the three months ended June 30, 2026. Includes $5 billion of inflows in long-term assets under supervision (in alternative investments) in connection with the acquisition of Industry Ventures for the three months ended March 31, 2026. Footnotes Unaudited, $ in millions AVERAGE FOR THE AS OF THREE MONTHS ENDED SIX MONTHS ENDED JUNE 30, 2026 MARCH 31, 2026 DECEMBER 31, 2025JUNE 30, 2026 JUNE 30, 2026 Total shareholders' equity $ 122,261 $ 122,591 $ 122,742 $ 122,782 $ 124,972 Preferred stock (13,197) (13,621) (13,028) (13,703) (15,153) Common shareholders' equity 109,064 108,970 109,714 109,079 109,819 Goodwill (7,163) (6,832) (7,342) (6,590) (5,949) Identifiable intangible assets (1,699) (1,367) (1,929) (932) (842) Tangible common shareholders' equity $ 100,202 $ 100,771 $ 100,443 $ 101,557 $ 103,028